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Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Northern Lights Fund Trust
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DEER PARK TOTAL RETURN CREDIT FUND

a series of

Northern Lights Fund Trust

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(631) 490-4300

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held September 26, 2025

Dear Shareholders:

The Board of Trustees of the Northern Lights Fund Trust, an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of the Deer Park Total Return Credit Fund (the “Fund”), to be held at the offices of the Trust’s administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on September 26, 2025 at 10:00 a.m., Eastern Time, for the following purposes:

1.	To approve a new investment advisory agreement (“New Advisory Agreement”) by and between the Trust, on behalf of the Fund, and Princeton Fund Advisors, LLC, the current investment adviser to the Fund. No fee increase is proposed.

2.	To approve a new investment sub-advisory agreement (“New Sub-Advisory Agreement”) by and between Princeton Fund Advisors, LLC, and Deer Park Road Management Company, LP, the current sub-adviser to the Fund. No fee increase is proposed.

3.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on July 18, 2025 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on September 26, 2025.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed advisory agreement and proposed sub-advisory agreement) and Proxy Voting Ballot are available at vote.proxyonline.com/Princeton/docs.

By Order of the Board of Trustees

Kevin Wolf

President

August 12, 2025

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or by calling the number listed on your proxy card, whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

DEER PARK TOTAL RETURN CREDIT FUND

a series of

Northern Lights Fund Trust

with its principal offices at

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To Be Held September 26, 2025

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”) on behalf of the Deer Park Total Return Credit Fund (the “Fund”), for use at the Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at the offices of the Trust’s administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on September 26, 2025 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about August 18, 2025.

The Meeting has been called by the Board of Trustees of the Trust for the following purposes:

1.	To approve a new investment advisory agreement (“New Advisory Agreement”) by and between the Trust, on behalf of the Fund, and Princeton Fund Advisors, LLC, the current investment adviser to the Fund. No fee increase is proposed.

2.	To approve a new investment Sub-Advisory agreement (“New Sub-Advisory Agreement”) by and between Princeton Fund Advisors, LLC, and Deer Park Road Management Company, LP, the current sub-adviser to the Fund. No fee increase is proposed.

3.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on July 18, 2025 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Fund’s most recent annual or semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the Fund, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 or by calling 1-800-488-8035.

PROPOSAL I

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BY AND BETWEEN

THE TRUST AND PRINCETON FUND ADVISORS, LLC

Background and Information

The primary purpose of this proposal is to enable Princeton Fund Advisors, LLC (“Princeton”) to continue to serve as the investment adviser to the Fund. Princeton currently serves as the Fund’s investment adviser pursuant to an investment advisory agreement with the Trust, on behalf of the Fund (the “Current Advisory Agreement”).

Princeton is a limited liability company that is governed by a Board of Managers. Currently Princeton’s Board of Managers is composed of one Manager, Greg Anderson. All management decisions of Princeton are controlled by Mr. Anderson. Under Princeton’s organizational documents, the ability to make management and policy decisions relating to Princeton’s business is solely entrusted to its Board of Managers and the Board of Managers, not shareholders, solely has the ability to add Managers. Shareholders of Princeton do not have the ability to vote for Managers or other corporate actions. Mr. Anderson would like to name four additional individuals to Princeton’s Board of Managers. These individuals are Mark Penske, Jim Dickson, Eric Clarke and G. Mike Mikan. The addition of four Managers to Princeton’s Board of Managers (the “Restructuring”) may be deemed to constitute a change in control of Princeton and therefore an “assignment” of the Current Advisory Agreement for purposes of the Investment Company Act of 1940 (the “1940 Act”). The 1940 Act further states that an assignment of an investment advisory causes the automatic termination of the investment advisory agreement. As a result, the Current Advisory Agreement will automatically terminate by its terms as required by the 1940 Act when the Restructuring occurs.

At a meeting on June 25-26, 2025 (the “Board Meeting”), the Board approved a new investment advisory agreement with Princeton and the Fund (the “New Advisory Agreement”), subject to shareholder approval. The 1940 Act requires that investment advisory agreements such as the New Advisory Agreement be approved by a vote of a majority of the outstanding shares of each Fund. Therefore, shareholders of each Fund are being asked to approve the proposed New Advisory Agreement with Princeton. Shareholders of each Fund will vote separately with respect to their shares in each Fund.

The terms of the New Advisory Agreement for each Fund are identical in all material respects to those of the Fund’s Current Advisory Agreement.

There will be no changes to any Fund’s investment objectives, principal strategies or risks.

Information about Adviser

Princeton, located at 1580 Lincoln St., Suite 680 Denver, CO 80203, serves as investment adviser to the Fund. Subject to the oversight of the Board, Princeton is responsible for management of the Fund’s investment portfolio through the Fund’s sub-adviser. Princeton is responsible for selecting and managing the sub-adviser and assuring that investments are made according to the Fund’s investment objective, policies and restrictions. Additionally, Princeton is responsible for conducting initial and ongoing independent evaluation of the sub-adviser. Princeton was established in 2011 for the purpose of advising individuals and institutions. As of March 31, 2025, Princeton had approximately $854 million in assets under management.

The Advisory Agreement

Under the terms of the Current Advisory Agreement, as amended, the Adviser is entitled to receive an annual fee from the Fund equal to 1.49% of the Fund’s average daily net assets. For such compensation, Princeton, at its expense, continuously furnishes an investment program for the Fund by selecting and managing the sub-adviser and assuring that investments are made according to the Fund’s investment objective, policies and restrictions, and such policies as the Trustees may determine. The Board of Trustees, consisting solely of Independent Trustees (as defined in the 1940 Act), unanimously approved the Current Advisory Agreement with respect to the Fund, prior to it being amended, at a meeting held on June 25-26, 2025.

Subject to shareholder approval, the Trust will enter into the New Advisory Agreement, on behalf of the Fund, with the Adviser. The terms and conditions of the New Advisory Agreement are identical in all material respects to those of the Current Advisory Agreement, as amended. The dates of its execution, effectiveness, and termination are changed. If the New Advisory Agreement with Princeton is not approved by the shareholders of the Fund, the Board of Trustees and Princeton will consider other options, including a new or modified request for shareholder approval of a new advisory agreement.

The effective date of the New Advisory Agreement for the Fund will be the date of the Restructuring. The New Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Trust. The New Advisory Agreement automatically terminates on assignment and is terminable upon notice by the Fund. In addition, the New Advisory Agreement may be terminated upon 60 days’ notice by the Adviser given to the Fund. In the event the Adviser ceases to manage the Fund, the right of that Fund to use the identifying name of “Princeton” may be withdrawn.

The New Advisory Agreement, like the Current Advisory Agreement, provides that the Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The New Advisory Agreement is attached as Appendix A. You should read the New Advisory Agreement. The description in this Proxy Statement of the New Advisory Agreement is only a summary.

Information Concerning Princeton

The Adviser is a limited liability company organized under the laws of the State of Delaware and located at 1580 Lincoln Street, Suite 680 Denver, CO 80203. The name, title, addresses, and principal occupations of the current principal executive officer and Manager of Princeton is set forth below:

Name and Address*:	Title:	Principal Occupation:
Greg Anderson	Manager and President	Portfolio Managers; Princeton Fund Advisors, LLC (Manager and President)

.*	Each officer’s address is in care of Princeton, 1580 Lincoln Street, Suite 680 Denver, CO 80203.

For the fiscal year ended September 30, 2024, under the Current Advisory Agreement and subject to an expense limitation agreement between Princeton and the Trust, Princeton received management fees after waiver or recapture of $8,731,985.

Evaluation by the Board of Trustees

At the Board Meeting, the Board deliberated whether to approve the New Advisory Agreement with the Adviser. The Trustees relied upon the advice of independent legal counsel, and their own business judgment in determining the material factors to be considered in evaluating the New Advisory Agreement and the weight to be given to each such factor. The Trustees’ conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Agreements. The following summarizes the Trustees’ review process and the information on which their conclusions were based:

Nature, Extent and Quality of Service. The Trustees observed that Princeton was founded in 2011 with approximately $854 million in assets under management (“AUM”). The Trustees acknowledged that Princeton researches and evaluates liquid alternative strategies and managers whose strategy can meet the requirements of a mutual fund or be modified to meet the requirements of a mutual fund to be made available for investors looking for non-traditional investment options. They noted that Princeton develops its own alternative strategies to meet mutual fund standards when it determines there is a demand for such strategy. The Trustees reviewed the education and financial industry experience of the investment personnel responsible for servicing the Fund. They noted that Princeton’s Chief Executive Officer had retired in the prior year and one of the compliance officers had been replaced with an experienced financial professional. The Trustees stated that they believed these changes did not have any negative effect on Princeton’s services. The Trustees expressed their satisfaction with Princeton’s intention to continue its current focus on risk management. They discussed Princeton’s process for monitoring compliance with each Fund’s investment limitations, by reviewing diversification and liquidity requirements, and maintaining and reviewing a compliance tracking system of items. The Trustees noted that Princeton selected broker-dealers based on its best execution policy with a focus on certain factors including, but not limited to, execution efficiency and timing, the viability of the broker-dealer and responsiveness. They considered Princeton’s cyber-security protocols and its use of a third-party service provider to monitor its technology infrastructure. They noted that Princeton reported no cyber security incidents in the past year, or any material enhances in its program, but Princeton carries cybersecurity insurances and has policies to cover protocols for employee cyber training, dual authentication, frequent password changes, incoming and outgoing email, and anti-virus software. The Trustees noted that Princeton does not utilize artificial intelligence in its investment process. The Trustees acknowledged that the Securities and Exchange Commission had issued a deficiency letter to Princeton in September 2024 related to a private fund it manages and unrelated to its mutual funds, which was addressed by Princeton. They further noted Princeton had no material compliance issues or litigation issues since the previous advisory agreement approval. The Trustees concluded that they expect Princeton to continue providing high quality services to the Funds and their shareholders.

Performance. The Trustees noted that the Fund has approximately $122 million in AUM, with a decrease of approximately $185 million from the prior year. They further noted that the Fund had a one-star fund rating by Morningstar. The Trustees acknowledged the Fund has a 3.44% compounded annual growth rate. The Trustees concluded the Fund is being managed according to its prospectus and Princeton should be retained for the Fund.

Fees and Expenses. The Trustees noted that the advisory fee of 1.49% ranked the highest in the Broadridge generated peer group. They further noted in a peer group selected by Princeton which included some of the same funds, its advisory fee was the second highest in the peer group. The Trustees acknowledged that due to the uniqueness of the Fund’s investment strategy, Princeton does not believe the peer group is an ideal comparison to the Fund. The Trustees concluded that the Fund’s advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether Princeton had realized economies of scale in connection with its management of the Fund. The Trustees noted that Princeton did not have breakpoints in its advisory fee for the Fund. The Trustees agreed that in light of the expense limitation agreements in place and Princeton’s perceived capacity limitations on the potential size of the Fund, the absence of breakpoints was acceptable.

Profitability. The Trustees reviewed the information provided by Princeton regarding the profitability analysis in terms of absolute dollars and as a percentage of revenue, with respect to its management of the Fund. They considered that the Fund was profitable. The Trustees agreed that Princeton’s profitability with respect to the Fund was not excessive.

Conclusion. Having requested and received such information from Princeton as the Trustees believed to be reasonably necessary to evaluate the terms of the New Advisory Agreement, and as assisted by the advice of legal counsel, the Trustees concluded that approval of the continuation of the New Advisory Agreement was in the best interests of shareholders of the Funds.

As a result of their considerations, the Board of Trustees determined that the proposed New Advisory Agreement is in the best interests of the Fund and its shareholders. Accordingly, the Board of Trustees unanimously approved the New Advisory Agreement and voted to recommend it to shareholders for approval.

Section 15(f) of the 1940 Act

Because the Closing may be considered to result in a change in control of the Adviser under the 1940 Act resulting in the termination (due to a deemed assignment) of the Former Advisory Agreement, the Adviser intends for the Closing to come within the safe harbor provided by Section 15(f) of the 1940 Act, which permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser that results in an assignment of an investment advisory contract, provided that the following two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period following the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). The Adviser has confirmed for the Board that the Closing will not impose an unfair burden on the Funds within the meaning of Section 15(f) of the 1940 Act.

Second, during the three-year period following the Closing, at least 75% of the members of the investment company’s board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor adviser). At the present time, 66.7% of the Trustees are classified as Independent Trustees, i.e., not interested persons of the Trust. The Board has committed to ensuring that at least 75% of the Trustees would not be “interested persons” of the Adviser for a period of three years after the Closing.

Accordingly, the Board of Trustees of the Trust recommends that shareholders of each Fund vote “FOR” approval of the New Advisory Agreement.

PROPOSAL II

APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT BETWEEN PRINCETON FUND ADVISORS, LLC AND DEER PARK ROAD MANAGEMENT COMPANY, LP.

The primary purpose of this proposal is to enable Deer Park Road Management Company, LP (“Deer Park”) to continue to serve as the investment sub-adviser to the Fund. Deer Park has served as the Fund’s investment sub-adviser since the Fund commenced operations pursuant to an investment subadvisory agreement between Deer Park and Princeton (the “Current Sub-Advisory Agreement”).

As a result of the termination of the Fund’s Current Advisory Agreement as discussed in the previous section entitled Proposal I, the Current Sub-Advisory Agreement will also terminate by its own terms.

At the Board Meeting, the Board approved a new investment sub-advisory agreement (the “New Advisory Agreement”), subject to shareholder approval. The 1940 Act requires that investment advisory agreements such as the New Sub-Advisory Agreement be approved by a vote of a majority of the outstanding shares of the Fund. Therefore, shareholders of the Fund are being asked to approve the proposed New Sub-Advisory Agreement.

The terms of the New Sub-Advisory Agreement are identical in all material respects to those of the Current Sub-Advisory Agreement. The dates of its execution, effectiveness, and termination are changed.

Information about Sub-Adviser

Deer Park, located at 1195 Bangtail Way, Steamboat Springs, CO 80487, is a Delaware limited partnership and serves as the sub-adviser to the Fund. Deer Park is beneficially owned and controlled by Michael Craig-Scheckman and Scott Burg, Co-Portfolio Managers, along with Brad Craig, Chief Operating Officer of Deer Park. Deer Park was formed in 2015 for the purpose of advising individuals and institutions. Its predecessor firm, Deer Park Corporation, was established in 2003. Deer Park is focused primarily on investing in real estate securities and asset backed fixed-income securities for both high net worth individuals, institutional investors, and registered funds. As of March 31, 2025, Deer Park had approximately $2.8 billion in assets under management.

The Sub-Advisory Agreements

The New Sub-Advisory Agreement and Current Sub-Advisory Agreement (collectively, the “Sub-Advisory Agreements”) provide that Deer Park will regularly provide investment research, advice, management and supervision, shall continuously furnish an investment program for the Fund and place all orders for the purchase and sale of portfolio securities, subject to the Fund’s investment objectives, policies, and restrictions and such policies as the Board may determine. As compensation for these services, under the Sub-Advisory Agreement, Deer Park is entitled to receive, on a monthly basis, an allocation of the “net advisory fee’ received by Princeton in its role as investment adviser to the Fund. The “Net Advisory Fee”, which is the amount of the Advisory Fee minus (i) any fee waiver, and (ii) any other expenses agreed to by the parties, shall be allocated for each month, as follows: (A) first 70% to the Subadviser and 30% to the Adviser until the amount allocated to the Adviser is equal to .40% per annum of the Fund’s average net assets for such month; (B) second, 100% to the Subadviser until the amount allocated to the Subadviser under clauses (A) and (B) is equal to 1.15% per annum of the Fund’s average net assets for such month; (C) third, 100% to the Adviser until the amount allocated to the Adviser under clauses (A) and (C) is equal to 0.49% per annum of the Fund’s average net assets for such month; and (D) fourth, any remaining amount 70% to the Subadviser and 30% to the Adviser.

The effective date of the New Sub-Advisory Agreement for the Fund will be the date of the Restructuring. The New Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Trust. The New Advisory Agreement automatically terminates on assignment and is terminable upon notice by the Fund. In addition, the New Advisory Agreement may be terminated upon 60 days’ notice by the Adviser given to the Fund. In the event the Adviser ceases to manage the Fund, the right of that Fund to use the identifying name of “Deer Park” may be withdrawn.

The New Sub-Advisory Agreement, like the Current Sub-Advisory Agreement, provides that Deer Park shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The New Sub-Advisory Agreement is attached as Appendix B. You should read the New Sub-Advisory Agreement. The description in this Proxy Statement of the New Sub-Advisory Agreement is only a summary.

Information Concerning Deer Park

Deer Park is a limited liability company organized under the laws of the State of Delaware and located at 1195 Bangtail Way Steamboat Springs, CO 80487 The names, titles, addresses, and principal occupations of the current principal executive officer and each manager of Deer Park are set forth below:

Name and Address*:	Title:	Principal Occupation:
Michael Craig-Scheckman	CEO	Same
Megan Redfern	CFO	Same
Scott Burg	CIO	Same
Joseph Schwab	CCO	Same
Bradley Craig	COO	Same

*	Each officer address is in care of 1195 Bangtail Way Steamboat Springs, CO 80487.

Evaluation by the Board of Trustees

At the Board Meeting, the Board deliberated whether to approve the New Sub-Advisory Agreement with the Adviser. The Trustees relied upon the advice of independent counsel, and their own business judgment in determining the material factors to be considered in evaluating the New Sub-Advisory Agreement and the weight to be given to each such factor. The Trustees’ conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Agreements. The following summarizes the Trustees’ review process and the information on which their conclusions were based:

Nature, Extent and Quality of Service. The Trustees observed that Deer Park was founded in 2003 and with approximately $2.8 billion in assets under management (“AUM”). They further noted that Deer Park provides asset management services with strategies in the structured credit space. The Trustees reviewed the education and financial industry experience of the investment personnel that would be responsible for the sub-advisory services provided to the Fund. The Trustees noted that Deer Park utilizes a fundamental approach in selecting mortgage-backed/asset-backed securities for the Fund, identifying attractive, discounted shorter-duration investment opportunities with high cash flow, looking to capitalize on valuation differences between intrinsic value and market value. The Trustees further noted that Deer Park uses a valuation model to select securities with a high probability of being undervalued taking into consideration a variety of factors. The Trustees acknowledged that Deer Park carries cybersecurity insurance, had no cybersecurity incidents over the past year, hired an in-house IT director to oversee cybersecurity policies and procedures, and has updated its Written Information Security Policy Business, Continuity Plan, and Incident Response Plan over the last year. The Trustees noted that Deer Park does not utilize artificial intelligence in its investment process. They further noted Deer Park had represented that it did not have any material compliance issues or litigations since the previous sub-advisory contract approval. The Trustees recognized that Deer Park is a leading provider of analytical services in the structured mortgage products with an experienced team with industry depth and access to resources that help execute the investment process. The Trustees concluded that Deer Park is well suited to manage the Fund’s investment strategy and expects them to continue providing quality services to the Fund.

Performance. The Trustees reviewed performance information for the Fund, noting that the Fund had underperformed its benchmark for the 1-year and 3-year periods but had outperformed the benchmark for the 5-year and since inception periods. After a discussion, the Trustees concluded that the Fund is being managed according to its prospectus and that the Fund’s performance was not unreasonable.

Fees and Expenses. The Trustees noted that Deer Park was paid a fee by the Adviser equal to a percent of the net advisory fee earned by the Adviser after taking into account the impact of the expense limitation agreement on the advisory fee paid to the Adviser. They considered that the allocation to Deer Park is adjusted based on a formula agreed to by the parties. The Trustees also considered the fees currently charged by Deer Park to several manage private funds. The Trustees concluded that the Fund’s sub-advisory fee was not unreasonable.

Economies of Scale. The Trustees evaluated whether Deer Park had achieved economies of scale with respect to the management of the Fund but agreed that economies of scale was primarily an adviser-level issue which should consider the overall advisory agreement and the impact of the sub-advisory expense.

Profitability. The Trustees reviewed the information provided by Deer Park regarding its profitability analysis in terms of absolute dollars and as a percentage of the sub-advisory fee revenue, with respect to its providing investment sub-advisory services to the Fund. After a discussion, the Trustees agreed that Deer Park’s profitability with respect to the Fund was not excessive.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Board concluded that the advisory fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of the Fund.

Section 15(f) of the 1940 Act

Because the Closing may be considered to result in a change in control of the Sub-Adviser under the 1940 Act resulting in the termination (due to a deemed assignment) of the Former Sub-Advisory Agreement, the Adviser intends for the Closing to come within the safe harbor provided by Section 15(f) of the 1940 Act, which permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser that results in an assignment of an investment advisory contract, provided that the following two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period following the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). The Adviser has confirmed for the Board that the Closing will not impose an unfair burden on the Funds within the meaning of Section 15(f) of the 1940 Act.

Second, during the three-year period following the Closing, at least 75% of the members of the investment company’s board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor adviser). At the present time, 66.7% of the Trustees are classified as Independent Trustees, i.e., not interested persons of the Trust. The Board has committed to ensuring that at least 75% of the Trustees would not be “interested persons” of the Adviser for a period of three years after the Closing.

Accordingly, the Board of Trustees of the Trust recommends that shareholders of the Fund vote “FOR” approval of the New Sub-Advisory Agreement.

OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a non-diversified series of the Northern Lights Fund Trust, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on January 19, 2005. The Trust’s principal executive offices are located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services. The Fund currently retains Princeton as Fund manager and investment adviser and Deer Park serves as a sub-adviser to the Fund. Northern Lights Distributors, LLC, located at 4221 North 203 Street, Suite 100, Elkhorn, NE 68022, serves as principal underwriter and distributor of the Fund. Ultimus Fund Services, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, provides the Fund with transfer agent, accounting, and administrative services. Northern Lights Compliance Services, located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, provides the Fund with the services of a chief compliance officer and supporting compliance services.

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted: for approval of the proposed New Advisory Agreement, the proposed New Sub-Advisory Agreement, and, at the discretion of the holders of the proxy on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were the number of shares of beneficial interest of the Fund issued and outstanding as set forth below:

Voting Securities Outstanding
Class A	Class C	Class I
1,175,002	262,568	12,912,957

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on Proposal 1 and Proposal 2. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the proposed New Advisory Agreement and New Sub-Advisory Agreement with respect to the Fund. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the Meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the proposed New Advisory Agreement and New Sub-Advisory Agreement, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

Security Ownership of Management AND
Certain Beneficial Owners

To the best knowledge of the Trust, except as listed below, there were no Trustees or officers of the Trust or other shareholders who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date. As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of the Fund.

The record owners of more than 5% of the outstanding shares of the Fund on the Record Date are listed in the following table.

Name & Address	Shares	Percentage of Fund
Class A Shares Charles Schwab & Co. 211 Main Street San Francisco, CA 94105	363,314	30.92%
Pershing LLC PO Box 2052 Jersey City, NJ 07303	330,458	28.12%
LPL Financial 4707 Executive Drive San Diego, CA 92121	290,261	24.70%
RBC Capital Markets, LLC 250 Nicollet Mall, Suite 1400 Minneapolis, MN 55401	77,391	6.59%

Name & Address	Shares	Percentage of Fund
Class C Shares Pershing LLC PO Box 2052 Jersey City, NJ 07303	49,715	18.93%
LPL Financial 4707 Executive Drive San Diego, CA 92121	22,667	8.63%
RBC Capital Markets, LLC 250 Nicollet Mall, Suite 1400 Minneapolis, MN 55401	18,570	7.07%
Class I Shares Charles Schwab & Co. 211 Main Street San Francisco, CA 94105	4,470,484	34.62%
RBC Capital Markets, LLC 250 Nicollet Mall, Suite 1400 Minneapolis, MN 55401	3,190,166	24.71%
National Financial Services, LLC 499 Washington Blvd Jersey City, NJ 07310	1,026,084	7.95%
Michael Craig Scheckman & Sara Craig Scheckman PO Box 776429 Steamboat Springs, CO 80477	854,692	6.62%
Pershing LLC PO Box 2052 Jersey City, NJ 07303	755,041	5.85%

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval. As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Fund as of the Record Date. As a result, the Trustees and officers as a group are not deemed to control the Fund.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required. Any shareholder proposal should be sent to Stephanie Shearer., Secretary, Northern Lights Fund Trust, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this solicitation of proxies. The Trust has engaged EQ, a proxy solicitation firm (the “Proxy Solicitor”), to assist in the solicitation. The estimated fees anticipated to be paid to the Proxy Solicitor for solicitation services are approximately $10,000. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by Princeton. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and Princeton will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and Princeton may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Trust’s Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at (631) 470-2600, or write the Trust at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on September 26, 2025

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including a copy of the proposed advisory agreement and proposed sub-advisory agreement), and Proxy Card are available at vote.proxyonline.com/Princeton/docs.

BY ORDER OF THE BOARD OF TRUSTEES

Kevin Wolf, President

Dated August 12, 2025

Please date and sign the enclosed proxy and return it promptly in the enclosed reply envelope OR CALL THE NUMBER LISTED ON YOUR PROXY CARD.

Appendix A

INVESTMENT ADVISORY AGREEMENT

Between

NORTHERN LIGHTS FUND TRUST

and

PRINCETON FUND ADVISORS, LLC

AGREEMENT, made as of [XXX], 2025, between Northern Lights Fund Trust, a Delaware statutory trust (the “Trust”), and Princeton Fund Advisors, LLC a Delaware limited liability company (the “Adviser”) located at 1580 Lincoln Street, Suite 680, Denver, CO 802031.

RECITALS:

WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “Act”);

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a “Fund,” and collectively as the “Funds”);

WHEREAS, the Adviser is or soon will be registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to each Fund in the manner and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto agree as follows:

1. Services of the Adviser.

1.1 Investment Advisory Services. The Adviser shall act as the investment adviser to each Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of each Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by each Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission than may be charged by other brokers.

The Trust hereby authorizes any entity or person associated with the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

The Adviser shall carry out its duties with respect to each Fund’s investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in each Fund’s then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

1.2 Administrative Services. The Trust has engaged the services of an administrator. The Adviser shall provide such additional administrative services as reasonably requested by the Board of Trustees or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

1.2.1 Office Space, Equipment and Facilities. Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations hereunder.

1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

1.2.3 Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust’s shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

1.2.4 Trustees and Officers. Authorize and permit the Adviser’s directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

1.2.6 Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Funds and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws.

1.3 Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement (“Additional Series”), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Act. The Trust or the Adviser may elect not to make any such series subject to this Agreement.

1.4 Change in Management or Control. The Adviser shall provide at least sixty (60) days’ prior written notice to the Trust of any change in the ownership or management of the Adviser, or any event or action that may constitute a change in “control,” as that term is defined in Section 2 of the Act. The Adviser shall provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of the Funds.

2. Expenses of the Funds.

2.1 Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors, members or employees of the Adviser.

In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Funds under any separate agreement or arrangement between the parties.

2.2 Expenses to be Paid by the Fund. Each Fund shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the Fund, and not to the Adviser, include but are not limited to:

2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of the Fund’s cash, securities, and other property.

2.2.2 Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent, transfer agent or other agent engaged by the Trust to service shareholder accounts.

2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

2.2.4 Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and mailing annual or more frequent revisions of the Fund’s Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

2.2.5 Pricing and Portfolio Valuation. All expenses of computing the Fund’s net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund’s investment portfolio.

2.2.6 Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust’s legal counsel and independent accountants.

2.2.8 Trustees’ Fees and Expenses. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees’ services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

2.2.9 Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Fund under the Act and the registration of the Fund’s shares under the Securities Act of 1933 (the “1933 Act”), including all fees and expenses incurred in connection with the preparation, converting to EDGAR format, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

2.2.11 State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of the Fund’s shares under securities laws of various states or jurisdictions, and of registration and qualification of the Fund under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Fund shares, including the expenses of confirming all share transactions.

2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Fund in a manner approved by its Trustees.

2.2.14 Brokerage Commissions. All brokers’ commissions and other charges incident to the purchase, sale or lending of the Fund’s portfolio securities.

2.2.15 Taxes. All taxes or governmental fees payable by or with respect to the Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

2.2.16 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust’s membership in any trade association or other investment organization.

2.2.18 Compliance Fees. All charges for services and expenses of the Trust’s Chief Compliance Officer.

2.2.19 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3. Advisory Fee.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, each Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the Fund’s average daily net assets for the month. The annual percentage rate applicable to each Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement. If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

4. Proxy Voting.

The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested from time to time. Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Fund and in accordance with your proxy voting policy. You agree to provide a copy of your proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

5. Records.

5.1 Tax Treatment. Both the Adviser and the Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats each Fund as a separate entity for federal income tax purposes.

5.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

6. Reports to Adviser.

The Trust shall furnish or otherwise make available to the Adviser such copies of each Fund’s Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

7. Reports to the Trust.

The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8. Code of Ethics.

The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, the Adviser will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent “access persons” (as that term is defined in Rule 17j-1) from violating the code.

9. Retention of Sub-Adviser.

Subject to the Trust’s obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser’s own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 11 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser’s duties hereunder.

10. Services to Other Clients.

Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11. Limitation of Liability of Adviser and its Personnel.

Neither the Adviser nor any director, manager, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser’s discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement; PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser’s duties, or by reason of the Adviser’s reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office with the Trust.

12. Effect of Agreement.

Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13. Term of Agreement.

The term of this Agreement shall begin as of the date and year upon which the Fund listed on Appendix A commences investment operations, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14. Amendment or Assignment of Agreement.

Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment as required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

15. Termination of Agreement.

This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days’ prior written notice to the other party; PROVIDED, that in the case of termination by any Fund, such action shall have been authorized (i) by resolution of the Trust’s Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

16. Use of Name.

The Trust is named the Northern Lights Fund Trust and each Fund may be identified, in part, by the name “Northern Lights.”

17. Declaration of Trust.

The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust’s Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

18. Confidentiality.

The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, the Adviser and the Adviser’s officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. The Adviser agrees that, consistent with the Adviser’s Code of Ethics, neither the Adviser nor the Adviser’s officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about a Fund’s portfolio holdings.

19. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

20. Interpretation and Definition of Terms.

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment” and “affiliated person,” as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21. Captions.

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22. Execution in Counterparts.

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

NORTHERN LIGHTS FUND TRUST

By:
Name: Kevin Wolf
Title: President

PRINCETON FUND ADVISORS, LLC

By:
Name:
Title:

NORTHERN LIGHTS FUND TRUST

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

NAME OF FUND	ANNUAL ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND
Deer Park Total Return Credit Fund	1.49%

Appendix B

SUBADVISORY AGREEMENT

THIS SUBADVISORY AGREEMENT is made and entered into as of [XXX], 2025, by and between Princeton Fund Advisors, LLC (the “Adviser”), a Delaware limited liability company located at 1580 Lincoln Street, Suite 680, Denver, CO 80203 and registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and Deer Park Road Management Company, LP (the “Subadviser”), a Delaware limited partnership located at 1195 Bangtail Way, Steamboat Springs, CO 80487 and also registered under the Advisers Act, with respect to the Deer Park Total Return Credit Fund (the “Fund”), a series of the NORTHERN LIGHTS FUND TRUST, a Delaware statutory trust (the “Trust”).

WITNESSETH:

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser has been retained to act as investment adviser for the Fund pursuant to an Investment Advisory Agreement with the Trust dated as of June 30, 2015 set forth as Exhibit A hereto (the “Advisory Agreement”);

WHEREAS, the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act;

WHEREAS, the Adviser desires to retain the Subadviser to assist it in the provision of a continuous investment program for the Fund’s assets, and the Subadviser is willing to render such services subject to the terms and conditions set forth in this Agreement; and

WHEREAS, the Subadvisor anticipates there being capacity in the markets for the Fund to grow to at least $500,000,000 in net asset value.

NOW, THEREFORE, the parties do mutually agree and promise as follows with respect to the Fund:

Appointment as Subadviser. The Adviser hereby appoints the Subadviser to act as investment adviser for and to manage all of the assets of the Fund (the “Assets”) during the term of this Agreement, subject to the supervision of the Board of Trustees of the Trust (the “Board”) and the Adviser (where such supervision includes, without limitation, the Adviser’s ability to override (by providing notice in writing to the Subadviser) the Subadviser’s allocation of assets or mutual funds or other securities if the Adviser believes an investment or allocation is not consistent with the Fund’s investment guidelines as set forth in the Fund’s Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”)) and subject to the terms of this Agreement, and the Subadviser hereby accepts such appointment. In such capacity, the Subadviser shall be responsible for the investment management of the Assets. It is recognized that subject to the restrictions in Section 7 hereof the Subadviser and certain of its affiliates may act as investment adviser to other investment funds and other managed accounts, and that the Adviser and the Trust do not object to such activities.

Duties of Subadviser.

Investments. During the term of this Agreement, the Subadviser is hereby authorized and directed and hereby agrees to manage and monitor on a continuous basis the investment portfolio and performance of the Fund’s Assets and to conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund’s Assets, subject to the stated investment policies and restrictions of the Fund as set forth in the Prospectus and SAI as currently in effect and, as soon as practical after the Trust, the Fund or the Adviser notifies the Subadviser thereof, as supplemented or amended from time to time, and subject to the supervision of the Adviser and the Trust’s Board of Trustees. The Adviser agrees to provide the Subadviser with such assistance as may be reasonably requested by the Subadviser in connection with the Subadviser’s activities under this Agreement, including, without limitation, providing information concerning the Fund, its assets available or to become available for investment, and generally as to the condition of the Fund’s or the Trust’s affairs. In the event Adviser determines the Fund’s investment portfolio is not in conformity with the Fund’s investment guidelines or any regulatory/tax requirements of the Fund, Adviser shall promptly notify Subadviser of the breach and Subadviser shall promptly make any changes required to the investment portfolio to bring the Fund’s investment portfolio back within the investment guidelines or regulatory/tax requirements of the Fund. In the event Subadviser does not make the changes in a timely manner, Adviser shall have the authority to make the changes necessary to the Fund’s investment portfolio to bring the investment portfolio back to compliance with the Fund’s investment guidelines or regulatory/tax requirements.

Compliance with Applicable Laws and Governing Documents. In the performance of its services under this Agreement, the Subadviser shall act in conformity with the Prospectus, SAI and the Trust’s Agreement and Declaration of Trust and By-Laws as currently in effect and, as soon as practical after the Trust, the Fund or the Adviser notifies the Subadviser thereof, as supplemented, amended and/or restated from time to time (referred to hereinafter as the “Declaration of Trust” and “By-Laws,” respectively), and with the reasonable instructions and directions received in writing from the Adviser or the Trustees of the Trust. The Subadviser agrees to assist the Adviser as the Adviser may reasonably request in respect of the Fund’s compliance with the requirements of the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and agrees to perform its services under this Agreement in conformity with all other applicable federal and state laws and regulations, including, without limitation, maintaining its registration as an investment adviser under the Advisers Act.. The Adviser timely will provide the Subadviser with a copy of the minutes of the meetings of the Board to the extent they are received by the Adviser and they may affect the Fund or the services of the Subadviser, copies of any financial statements or reports made by the Fund to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement.

To aid the Adviser in quarterly and annual tax compliance tests to ensure that the Fund is in compliance with Subchapter M of the Code, as well as compliance tests to ensure that the Fund is in compliance with the requirements of the 1940 Act, the Subadviser shall provide information the Adviser reasonably requests from the Subadviser in a timely manner in order to allow the Adviser to complete any such testing in a timely manner. In connection with such tax compliance tests, the Adviser shall inform the Subadviser at least ten (10) business days prior to a calendar quarter end if the Assets are out of compliance with the diversification requirements under Subchapter M. If the Adviser notifies the Subadviser that the Assets are not in compliance with such requirements noted above, the Subadviser will take prompt action to bring the Assets back into compliance within the time permitted under the Code thereunder. In connection with such 1940 Act compliance tests, the Adviser shall inform the Subadviser of any such compliance issue and the Subadviser will take prompt action to rectify such compliance issue as the Adviser and Subadviser shall mutually agree.

The Adviser will provide the Subadviser with reasonable advance notice of any change in the Fund’s investment objectives, policies and restrictions (if the Subadviser is not already aware of the changes) as stated in the Prospectus and SAI, and the Subadviser shall, in the performance of its duties and obligations under this Agreement, manage the Assets consistent with such changes, provided that the Subadviser has received prompt notice of the effectiveness of such changes from the Trust or the Adviser, and subject to the Subadviser’s ability to allocate or reallocate the Assets. In addition to such notice, the Adviser shall provide to the Subadviser a copy of a modified Prospectus and SAI reflecting such changes. The Adviser acknowledges and will ensure that the Prospectus and SAI will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Trust or the Fund, including, without limitation, the 1940 Act, and the rules and regulations thereunder, and that the Subadviser shall have no liability in connection therewith, except as to the accuracy of material information furnished in writing by the Subadviser to the Trust or to the Adviser specifically for inclusion in the Prospectus and SAI. The Subadviser hereby agrees to provide to the Adviser in a timely manner such information relating to the Subadviser and its relationship to, and actions for, the Trust as may be required to be contained in the Prospectus, SAI or in the Trust’s Registration Statement for the Fund on Form N-1A and any amendments thereto; as well as any information the Adviser may reasonably request for the purpose of compliance with Subchapter M of the Code.

Voting of Proxies. The Adviser hereby delegates to the Subadviser the Adviser’s discretionary authority to exercise voting rights with respect to the securities and other investments in the Assets. The Subadviser shall have the power to vote, either in person or by proxy, all securities in which the Assets may be invested from time to time, and shall not be required to seek or take instructions from, the Adviser, the Fund or the Trust or take any action with respect thereto.

The Subadviser will establish a written procedure for proxy voting in compliance with current applicable rules and regulations, including, but not limited to, Rule 30b1-4 under the 1940 Act. The Subadviser will provide the Trust and the Adviser or its designee, a copy of such procedure, and establish a process for the timely distribution of the Subadviser’s voting record with respect to the Fund’s securities and other information necessary for the Fund to complete information required by Form N-1A under the 1940 Act and the Securities Act of 1933, as amended (the “Securities Act”), Form N-PX under the 1940 Act, and Form N-CSR under the Sarbanes-Oxley Act of 2002, as amended, respectively.

Agent. Subject to any other written instructions of the Adviser or the Trust, the Subadviser is hereby appointed the Adviser’s and the Trust’s agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as the Subadviser shall be requested in writing by the Adviser in connection with its management of the Assets. The Subadviser agrees to provide the Adviser and the Trust with copies of any such agreements executed on behalf of the Adviser or the Trust.

Brokerage. The Subadviser is authorized, subject to the supervision of the Adviser and the plenary authority of the Board, to establish and maintain accounts on behalf of the Fund with, and place orders for the investment and reinvestment, including, without limitation, purchase and sale of the Assets with or through, such persons, brokers (including, to the extent permitted by applicable law, any broker affiliated with the Subadviser) or dealers (collectively “Brokers”) as the Subadviser may elect and negotiate commissions to be paid on such transactions. The Subadviser shall give to the Adviser, upon the request of the Adviser given not more often than quarterly, a list of all Brokers utilized by Subadviser. In the selection of such Brokers and the placing of such orders, the Subadviser shall seek to obtain for the Fund the most favorable price and execution available under the circumstances of the specific transaction, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services, as provided below. In using its reasonable efforts to obtain for the Fund the most favorable price and execution available under the circumstances of the specific transaction, the Subadviser, bearing in mind the best interests of the Fund at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the breadth and nature of the market for the security, the difficulty of the execution, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the Broker involved, recent order flow of the Broker, and the quality of service rendered by the Broker in other transactions. The Subadviser shall not consider a Broker’s sale of Fund shares when selecting the Broker to execute trades. Notwithstanding the foregoing, neither the Trust, the Fund nor the Adviser shall instruct the Subadviser to place orders with any particular Broker(s) with respect to the Assets. Subject to such policies as the Board may determine, or as may be mutually agreed to by the Adviser and the Subadviser, the Subadviser is authorized but not obligated to cause, and shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused, the Fund to pay a Broker that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to the Subadviser an amount of commission for effecting an Assets investment transaction that is in excess of the amount of commission that another Broker would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such Broker viewed in terms of either that particular transaction or the overall responsibility of the Subadviser with respect to the accounts as to which it exercises investment discretion.

It is recognized that the services provided by such Brokers may be useful to the Subadviser in connection with the Subadviser’s services to other clients. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of the Fund with respect to the Assets, as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients. It is recognized that in some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for, or disposed of by, the Fund with respect to the Assets.

Securities Transactions. The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to the Fund; provided, however, the Subadviser or any affiliated person of the Subadviser may purchase securities or other instruments from or sell securities or other instruments to the Fund if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder.

The Subadviser, on its own behalf and with respect to its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time. On at least an annual basis, the Subadviser will comply with the reporting requirements of Rule 17j-1, which include (i) certifying to the Adviser and the Trust that the Subadviser and its Access Persons have complied with the Subadviser’s Code of Ethics with respect to the Assets and (ii) identifying any violations which have occurred with respect to the Assets. The Subadviser will have also submitted its Code of Ethics for initial approval by the Trust’s Board of Trustees no later than the date of execution of this Agreement, and subsequently within six months of any material change thereto.

Books and Records. The Subadviser shall maintain detailed records as are required by applicable laws and regulations of all matters hereunder pertaining to the Assets (the “Fund’s Records”), including, without limitation, brokerage and other records of all securities transactions. The Subadviser acknowledges that the Fund’s Records are property of the Trust; except to the extent that the Subadviser is required to maintain the Fund’s Records under the Advisers Act or other applicable law and except that the Subadviser, at its own expense, is entitled to make and keep a copy of the Fund’s Records for its internal files. The Fund’s Records shall be available to the Adviser or the Trust at any time upon reasonable request during normal business hours and shall be available for telecopying promptly to the Adviser during any day that the Fund is open for business as set forth in the Prospectus.

Information Concerning Assets and Subadviser. From time to time as the Adviser or the Trust reasonably may request in good faith, the Subadviser will furnish the requesting party reports on portfolio transactions and reports on the Assets, all in such reasonable detail as the parties may reasonably agree in good faith, subject to the data to be included in such reports reasonably being available to the Subadviser. The Subadviser will also (i) inform the Adviser in a timely manner, subject to compliance with the 1940 Act, of any changes in the ownership or management of the Subadviser, and (ii) provide to the Adviser at least ninety (90) days’ prior written notice of any event or action that may constitute a change in “control” (as that term is defined in the 1940 Act) of the Subadviser. Upon the Trust’s or the Adviser’s reasonable request, the Subadviser will make available its officers and employees to meet with the Board or the Adviser (A) via telephone on a quarterly basis and (B) in person on an annual basis, to review the Assets, the performance of the Fund, the outlook for the next quarterly or annual period, and any changes in the Subadviser’s investment strategy or personnel. The Subadviser will also provide to the Adviser such additional information reasonably requested by the Adviser to enable it to review and evaluate the Subadviser’s performance in accordance the Adviser’s subadviser oversight policy.

Subject to the other provisions of this Agreement, the Subadviser will also provide such information or perform such additional acts with respect to the Assets as are reasonably required for the Trust or the Adviser to comply with their respective obligations under applicable laws, including, without limitation, the Code, the 1940 Act, the Advisers Act, and the Securities Act, and any rule or regulation thereunder.

Custody Arrangements. The Trust or the Adviser shall notify the Subadviser of the identities of its custodian banks and the custody arrangements therewith with respect to the Assets and shall give the Subadviser written notice of any changes in such custodian banks or custody arrangements. The Subadviser shall on each business day provide the Adviser and the Trust’s custodian such information as the Adviser and the Trust’s custodian may reasonably request in good faith relating to all transactions concerning the Assets. The Trust shall instruct its custodian banks to (A) carry out all investment instructions as may be directed by the Subadviser with respect to the Assets (which instructions may be orally given if confirmed in writing); and (B) provide the Subadviser with all operational information necessary for the Subadviser to trade the Assets on behalf of the Fund. The Subadviser shall have no liability for the acts or omissions of the authorized custodian(s), unless such act or omission is required by and taken in reliance upon instructions given to the authorized custodian(s) by a representative of the Subadviser properly authorized (pursuant to written instruction by the Adviser) to give such instructions.

Independent Contractor. In the performance of its services hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of the Fund, the Trust or the Adviser.

Expenses. During the term of this Agreement, the Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement. The Subadviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement. Except as set forth in Section 6, the Subadviser shall not be responsible for the Trust’s, the Fund’s or Adviser’s expenses, which shall include, but not be limited to, the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund and any losses incurred in connection therewith, expenses of holding or carrying Assets, including, without limitation, expenses of dividends on stock borrowed to cover a short sale and interest, fees or other charges incurred in connection with leverage and related borrowings with respect to the Assets, organizational and offering expenses (which include, but are not limited to, out-of-pocket expenses, but not overhead or employee costs of the Subadviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund’s custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund’s portfolio securities; fees and expenses of non-interested Trustees; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses. The Trust or the Adviser, as the case may be, shall reimburse the Subadviser for any expenses of the Fund or the Adviser as may be reasonably incurred by the Subadviser on behalf of the Fund or the Adviser. The Subadviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

Investment Analysis and Commentary. The Subadviser will provide performance analysis and market commentary pertaining to the Fund (the “Investment Report”) during the term of this Agreement as reasonably requested by the Adviser and agreed to by the Subadviser. The subject of each Investment Report shall be mutually agreed upon. The Investment Reports are due as soon as is practicable after the end of each time period a report is requested for. The Adviser will submit all Investment Reports to Northern Lights Distributors, LLC (“NLD”) for their compliance review and NLD will submit the Investment Reports to FINRA for their review if required. The Adviser is freely able to publicly distribute the Investment Reports on behalf of the Fund once all compliance reviews (NLD and/or FINRA) have been completed.

Compensation.

The stated Advisory Fee payable by the Fund to the Adviser pursuant to the Advisory Agreement is currently an amount equal to 1.84% per annum of the Fund’s average net assets, payable monthly. The “Net Advisory Fee”, which is the amount of the Advisory Fee minus (i) any fee waiver referred to in Section 6(b) below, and (ii) any other expenses agreed to by the parties, shall be allocated for each month, as follows: (A) first 70% to the Subadviser and 30% to the Adviser until the amount allocated to the Adviser is equal to .40% per annum of the Fund’s average net assets for such month; (B) second, 100% to the Subadviser until the amount allocated to the Subadviser under clauses (A) and (B) is equal to 1.15% per annum of the Fund’s average net assets for such month; (C) third, 100% to the Adviser until the amount allocated to the Adviser under clauses (A) and (C) is equal to 0.49% per annum of the Fund’s average net assets for such month; and (D) fourth, any remaining amount 70% to the Subadviser and 30% to the Adviser. The amount allocated to the Subadviser pursuant to the preceding sentence is called the “Subadviser’s Portion.”

The Subadviser’s Portion will be paid no later than the twentieth (20th) business day following receipt by the Adviser of the Advisory Fee from the Fund. The Adviser and the Subadviser hereby agree that the Adviser may waive all or a portion of the Advisory Fee or may agree to make out of pocket payments to the Fund for expense reimbursements in accordance with an Operating Expenses Limitation Agreement with the Fund. In connection therewith, the Subadviser agrees that the amount of any fee waivers will be deducted in determining the Net Advisory Fee for any month where Advisory Fees are waived under the Operating Expense Limitation Agreement and the Subadviser further agrees to share in the reimbursement of Fund expenses required to be reimbursed under the Operating Expense Limitation Agreement. The parties agree that any such reimbursements shall be payable 30% by the Adviser and 70% by the Subadviser; and the Subadviser will pay 70% of such reimbursement to the Adviser no later than the tenth (10th) business day following notice from the Adviser; provided, however, that if the Adviser subsequently is reimbursed by the Fund for any such waived Advisory Fees or out of pocket payments in accordance with the reimbursement provisions of the Operating Expense Limitation Agreement, the Adviser will promptly pay the Subadviser’s share of any such reimbursement amount to the Subadviser.

Exclusivity; Non-Circumvention.

The Subadviser will not advise, subadvise, or license another investment company registered under the 1940 Act using an investment strategy that is the same as, or substantially the same as, the strategy being managed on behalf of the Fund without the prior consent of the Adviser:

(i) for a period of thirty-six (36) months after the date the Fund commences investment operations; and

(ii) if the Subadviser has terminated the term of this Agreement pursuant to Section 12(b)(iii) hereof, for a period of sixty (60) months after the date the Fund commences investment operations.

The restrictions in Section 7(a) hereof shall not apply to the Sandalwood Opportunity Fund.

Subadviser agrees to fairly and equitably allocate assets to the Fund from available capacity under the Subadviser’s strategy.

(i) The Subadviser hereby covenants and agrees that it shall not initiate, suggest, cause, or directly or indirectly participate in any way in any discussion with, or in any meeting, action, determination or proceeding of the Board, any committee of the Board or the Fund’s shareholders that is intended or reasonably likely to result in an action of the Board or shareholders to terminate the Advisory Agreement or to forego timely reapproval of the Advisory Agreement in accordance with Sections 15(a)(2) and 15(c) of the 1940 Act. Notwithstanding the prior sentence, it shall not be a breach of this covenant, and this Section 7(d)(i) will not prevent the Subadviser from responding to a request for information from the Board or any committee of the Board, or counsel to the Board, or any service provider to the Fund, or any governmental authority or regulatory agency having jurisdiction over the Fund, the Adviser or the Subadviser, so long as the Subadviser’s response does not recommend that the Board or the shareholders of the Fund should terminate or fail to renew the Advisory Agreement. If the Board, any committee of the Board, or counsel to the Board suggests to the Subadviser that they are considering the termination or non-renewal of the Advisory Agreement, the Subadviser will request permission to notify the Adviser, and if granted, will promptly notify the Advisor of such consideration.

(ii) If the Subadviser has breached its covenant in Section 7(d)(i), the Subadviser shall be prohibited from serving as an adviser or subadviser to the Fund or any successor to the Fund for a period of twenty four (24) months following any termination of the Advisory Agreement by the Board or the Fund’s shareholders, or any expiration of the Advisory Agreement due to the failure of the Board or the Fund’s shareholders to timely reapprove the Advisory Agreement in accordance with Sections 15(a)(2) and 15(c) of the 1940 Act. This prohibition shall be in addition to any other legal or equitable rights or remedies that the Adviser may have. If the Subadvisor terminates this Agreement pursuant to Section 12(b)(iii), the Subadviser shall be prohibited from serving as an adviser or subadviser to the Fund or any successor to the Fund for a period of twenty four (24) months following any such termination of this Agreement. The restrictions in this Section 7(d)(ii) shall not be of any further force or effect following any termination or nonrenewal of the Advisory Agreement by the Board or the Fund’s shareholders as a result of (A) a material breach of the Advisory Agreement by the Adviser, (B) failure of the Adviser to maintain its status as an SEC-registered investment adviser, or (C) the Adviser becoming subject to solicitor disqualifying events specified under Rule 206(4)-3(a)(1)(ii) under the Advisers Act.

Representations and Warranties of Subadviser. The Subadviser represents and warrants to the Adviser and the Trust as follows:

The Subadviser is registered as an investment adviser under the Advisers Act;

The Subadviser is a limited partnership duly organized and properly registered and operating under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser’s powers and have been duly authorized by all necessary actions of its directors and partners, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Subadviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser;

The Form ADV of the Subadviser provided to the Adviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Subadviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; and

Subadviser acknowledges that it received a copy of Adviser’s Form ADV prior to the execution of this Agreement.

Representations and Warranties of Adviser. The Adviser represents and warrants to the Subadviser as follows:

The Adviser is registered as an investment adviser under the Advisers Act;

The Adviser is a limited liability company duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its managers and members, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

The Form ADV of the Adviser provided to the Subadviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Adviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

The Adviser acknowledges that it received a copy of the Subadviser’s Form ADV prior to the execution of this Agreement; and

The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, including without limitation, the appointment of a subadviser with respect to assets of the Fund, including without limitation the Adviser’s entering into and performing this Agreement.

Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Subadviser and the Adviser pursuant to the recitals above and Sections 8 and 9, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true or accurate in all material respects.

Liability and Indemnification.

Liability. The Subadviser shall exercise its best judgment in rendering its services in accordance with the terms of this Agreement, but otherwise (except as set forth in Section 11(b) below), in the absence of willful misfeasance, bad faith, or gross negligence on the part of the Subadviser or a reckless disregard of its duties hereunder, the Subadviser, each of its affiliates and all respective partners, officers, managers, directors and employees (“Affiliates”) and each person, if any, who within the meaning of the Securities Act controls the Subadviser (“Controlling Persons”), if any, shall not be subject to any expenses or liability to the Adviser, the Trust or the Fund or any of the Fund’s shareholders, in connection with the matters to which this Agreement relates, including, without limitation, for any losses that may be sustained in the purchase, holding or sale of Assets.

The Adviser shall exercise its best judgment in rendering its obligations in accordance with the terms of this Agreement, but otherwise (except as set forth in Section 11(b) below), in the absence of willful misfeasance, bad faith, or gross negligence on the part of the Adviser or a reckless disregard of its duties hereunder, the Adviser, each of its Affiliates and each of the Adviser’s Controlling Persons, if any, shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Assets.

Notwithstanding the foregoing, nothing herein shall relieve the Adviser and the Subadviser from any of their obligations under applicable law, including, without limitation, the federal and state securities laws.

Indemnification. The Subadviser shall indemnify the Adviser, the Trust and the Fund, and their respective Affiliates and Controlling Persons for any liability and expenses, including, without limitation, reasonable attorneys’ fees and expenses, which the Adviser, the Trust and/or the Fund and their respective Affiliates and Controlling Persons may sustain as a result of the Subadviser’s breach of any provision of this Agreement, willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws, except to the extent caused by acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by the Adviser, which records are not also maintained by or otherwise available to the Subadviser upon reasonable request. Unless otherwise obligated under applicable law, the Subadviser shall not be liable for indirect, punitive, special or consequential damages arising out of this Agreement.

The Adviser shall indemnify the Subadviser, its Affiliates and its Controlling Persons, for any liability and expenses, including, without limitation, reasonable attorneys’ fees and expenses, which may be sustained as a result of the Adviser’s breach of any provision of this Agreement, willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws, except to the extent caused by acts of the Subadviser, including, but not limited to, a failure of the Subadviser to provide accurate and current information with respect to any records maintained by the Subadviser, which records are not also maintained by or otherwise available to the Adviser upon reasonable request. Unless otherwise obligated under applicable law, the Adviser shall not be liable to the Subadviser for indirect, punitive, special or consequential damages arising out of this Agreement.

Term and Termination.

Term. Unless sooner terminated, the term of this Agreement shall continue for an initial period of two years following the date upon which the Fund commences investment operations (the “Initial Term”), and thereafter shall continue automatically for successive annual periods with respect to the Fund, provided such continuance is specifically approved at least annually by the Board or vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund; provided that in either event its continuance also is approved by a majority of the Trust’s Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

Termination. Notwithstanding whatever may be provided herein to the contrary, the term of this Agreement may be terminated with respect to the Fund, without payment of any penalty:

At any time by vote of a majority of the Board, or by “vote of a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), in each case, upon not more than 60 days’ written notice to the Subadviser;

By either party hereto upon written notice to the other party in the event of a breach of any provision of this Agreement by the other party if the breach is not cured within 15 days of notice of the breach; or

By the Subadviser upon at least 120 days’ written notice to the Adviser and the Trust.

This Agreement shall not be assigned (as such term is defined in the 1940 Act) and the term shall terminate automatically in the event of its assignment or upon the termination or expiration of the Advisory Agreement.

The provisions of Sections 7, 11, 16, 17, 18 and 19 shall survive any termination or expiration of the term of this Agreement.

Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Subadviser’s performance of its duties under this Agreement. Nothing contained in this Agreement shall obligate the Adviser to provide any funding or other support for the purpose of directly or indirectly promoting investments in the Fund.

Reference to Adviser and Subadviser.

The Subadviser grants, subject to the conditions below, the Adviser non-exclusive rights to use, display and promote trademarks of the Subadviser during the term of this Agreement in conjunction with any activity associated with the Fund. In addition, the Adviser may promote the identity of and services provided by the Subadviser to the Adviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials. The Adviser shall protect the goodwill and reputation of the Subadviser in connection with marketing and promotion of the Fund. The Adviser shall submit to the Subadviser for its review and prior approval all such public informational materials relating to the Fund that refer to any recognizable variant or any registered mark or logo or other proprietary designation of the Subadviser. Approval shall not be unreasonably withheld by the Subadviser and notice of approval or disapproval will be provided in a timely manner. Subsequent advertising or promotional materials having substantially the same form as previously approved by the Subadviser may be used by the Adviser without obtaining the Subadviser’s consent unless such consent is withdrawn in writing by the Subadviser. Following the termination of the term of this Agreement, the Adviser will have a reasonable time to remove the Subadviser’s name and trademarks from any written marketing materials and will use its best efforts to cause the Board and the Fund to remove the Subadviser’s name and trademarks from the name of the Fund and all associated documents and materials distributed to the public.

Neither the Subadviser nor any Affiliate or agent of Subadviser shall make reference to or use the name of the Adviser or any of its Affiliates, or any of their clients, except references concerning the identity of and services provided by the Adviser to the Fund or to the Subadviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed. The Subadviser hereby agrees to cause any Affiliate of the Subadviser to satisfy the foregoing obligation.

Amendment. This Agreement may be amended by mutual consent of the parties, provided that the terms of any material amendment shall be approved by: (a) the Board or by a vote of a majority of the outstanding voting securities of the Fund (as required by the 1940 Act), and (b) the vote of a majority of those Trustees of the Trust who are not “interested persons” of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

Confidentiality. Subject to the duties of the Adviser, the Trust and the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential and shall not disclose any and all information pertaining to the Fund and the actions of the Subadviser, the Adviser and the Fund in respect thereof; except to the extent:

Authorized. The Adviser or the Trust has authorized such disclosure;

Court or Regulatory Authority. Disclosure of such information is expressly required or requested by a court or other tribunal of competent jurisdiction or applicable federal or state regulatory authorities;

Publicly Known Without Breach. Such information becomes known to the general public without a breach of this Agreement or a similar confidential disclosure agreement regarding such information;

Already Known. Such information already was known by the party prior to the date hereof;

Received From Third Party. Such information was or is hereafter rightfully received by the party from a third party (expressly excluding the Fund’s custodian, prime broker and administrator) without restriction on its disclosure and without breach of this Agreement or of a similar confidential disclosure agreement regarding them; or

Independently Developed. The party independently developed such information.

In addition, the Subadviser and its officers, directors and employees (i) will not disclose the Fund’s portfolio holdings without the prior written consent of the Adviser or the Fund’s Chief Compliance Officer, and (ii) are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. The Subadviser agrees, consistent with its Code of Ethics, that neither it nor its officers, directors or employees may engage in personal securities transactions based on non-public information about the Fund’s portfolio holdings.

Notice. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other parties, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

If to the Subadviser:

Deer Park Road Management Company, LP
Po Box 776429
1865 Ski Time Square, Suite 102
Steamboat Springs, CO 80477
Attention: Brad Craig
Phone: 976-457-4340
Email: bcraig@deerparkrd.com

With a copy to General Counsel at the above address

If to the Adviser:

Princeton Fund Advisors, LLC
1580 Lincoln Street, Suite 680
Denver, CO 80203
Greg Anderson, Manger and President
Phone: 303-382-2855
Fax: 303-382-28888
Email: greg.anderson@mtyale.com

Dispute Resolution. To the extent not inconsistent with applicable law, the Adviser and Subadviser agree to submit any material dispute to arbitration by the American Arbitration Association (“AAA”) in accordance with its rules then prevailing. However, the Adviser and Subadviser agree that forum shall be the city of the non-complaining party. Additionally, the Adviser and Subadviser acknowledge that by agreeing to dispute resolution under arbitration (i) each party is giving up the right to sue the other in court, including the right to a trial by jury, except as provided by the rules of the AAA in the arbitration forum in which a claim is filed; (ii) arbitration awards are generally final and binding and a party’s ability to have a court reverse or modify an arbitration award is very limited; (iii) the ability of the parties to obtain documents, witness statements and other discovery is generally more limited in arbitration than in court proceedings; (iv) the arbitrators do not have to explain the reason(s) for their award; (v) the arbitrator or panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry; (vi) the rules of AAA in some arbitration forums may impose time limits for bringing a claim in arbitration, yet in some cases, a claim that is ineligible for arbitration may be brought in court; and (vii) the rules of the AAA and the forum in which the claim is filed, and any amendments thereto, shall be incorporated into this Agreement. Judgment on the arbitrator’s award may be entered in any court of competent jurisdiction.

Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware without reference to choice of law principles thereof and in accordance with the 1940 Act. In the case of any conflict, the 1940 Act shall control.

Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

Certain Definitions. For the purposes of this Agreement and except as otherwise provided herein, “interested person,” “affiliated person,” and “assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

Severability. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

Entire Agreement. This Agreement, together with all exhibits, attachments and appendices and any separate agreement between the parties contemplated by Section 6 relating to expense sharing, contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

ADVISER:

Princeton Fund Advisors, LLC

By:
Name: Greg Anderson
Title:

SUB-ADVISER:

Deer Park Road Management Company, LP.

By: Deer Park Road Management GP, LLC Its General Partner

By:
Name: Brad Craig
Title: Chief Operating Officer

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD

DEER PARK TOTAL RETURN CREDIT FUND

Northern Lights Fund Trust
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 26, 2025

The undersigned, revoking prior proxies, hereby appoints Kevin Wolf, Tim Burdick and Stephanie Shearer as attorney-in-fact and proxy of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Deer Park Total Return Credit Fund (the “Fund”) to be held on September 26, 2025 at 10:00 a.m. ET at the offices of Ultimus Fund Solutions, LLC located at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-488-8035. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on September 26, 2025. The proxy statement for this meeting is available at: vote.proxyonline.com/Princeton/docs

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

DEER PARK TOTAL RETURN CREDIT FUND

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.
PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:	●

	Proposal:	FOR	AGAINST	ABSTAIN

1.	To approve a new investment advisory agreement (“New Advisory Agreement”) by and between the Trust, on behalf of the Fund, and Princeton Fund Advisors, LLC, the current investment adviser to the Fund. No fee increase is proposed.	○	○	○

2.	To approve a new investment sub-advisory agreement (“New Sub-Advisory Agreement”) by and between Princeton Fund Advisors, LLC, and Deer Park Road Management Company, LP, the current sub-adviser to the Fund. No fee increase is proposed.	○	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]